                                                                   Exhibit 10.61


                                 AMENDMENT NO. 3


         AMENDMENT NO. 3 dated as of February 14, 2002, among STUDENT ADVANTAGE, INC., a Delaware corporation duly organized and validly existing under the laws of the State of Delaware (the "BORROWER"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS" and, together with the Borrower, the "OBLIGORS"); each of the lenders that is a signatory hereto (individually, a "LENDER" and, collectively, the "LENDERS"); and RESERVOIR CAPITAL PARTNERS, L.P., a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

         The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Loan Agreement dated as of June 25, 2001 (as modified and supplemented and in effect on the date hereof, the "LOAN AGREEMENT"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower in an aggregate principal amount not exceeding $15,200,000. Simultaneously herewith Borrower is paying down the Revolving Loans with a payment of $2,500,000. This prepayment is being funded by certain borrowings by Subsidiaries (specifically, OCM Direct, Inc. ("OCM"), Collegiate Carpets, Inc. ("CC"), and CarePackages, Inc. ("CP") from Bank of America, NA ("BofA"), which borrowing from BofA is being guaranteed by the Borrower. The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Loan Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 3, terms defined in the Loan Agreement are used herein as defined therein. References in the Loan Agreement (including references to the Loan Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Loan Agreement as amended hereby. The term "Loan Documents" is amended to include the Intercreditor Agreement referred to in Section 3 hereof.

         Section 2. REVOLVING LOAN. On April 15, 2002, the Revolving Loan Commitment shall be reduced to the principal amount of Revolving Loans outstanding on the date.

         Section 3. PURCHASE FROM BofA. If the Lenders purchase the interests of Bank of America, N.A. under the Intercreditor Agreement dated as of the date hereof among it and the parties hereto, the BofA Loan Documents shall be deemed amended, restated and replaced in their entirety by Basic Documents, and the purchased interests shall be deemed for all purposes under the Basic Documents to represent a Revolving Borrowing on that date in the amount of the purchase price paid under the Purchase Agreement (notwithstanding the fact that the amount of such deemed Revolving Borrowing may exceed the Revolving Loan Commitment). Interest shall accrue at the Applicable Rate as at the time the purchase is consummated. The term "BofA Documents" shall mean that certain Revolving Line of Credit Loan Agreement and Security

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                                      -2-

Agreement dated of even date herewith by and among OCM Direct, Inc. Collegiate Carpets, Inc. and CarePackages, Inc. as borrower, and Bank of America, N.A., as lender (the "BofA Loan Agreement"), the Subordination Agreement (as defined in the BofA Loan Agreement), the Guaranty (as defined in the BofA Loan Agreement) and the other agreements, documents and instruments executed in connection therewith, copies of which are attached hereto, in the form in which attached.

         Section 4. WAIVERS. The Lenders waive Sections 7.01 (with respect to the guaranty), 7.05 (with respect to the Borrower's current ownership of shares of and its current subordinated loan to OCM, CC and CP) and 7.07 (with respect to its current subordinated loan to OCM, CC and CP) of the Loan Agreement. The Lenders have no objection to the $37,181 letter of credit issued by BofA for the account of OCM to back the performance of a trade contract on February 12, 2002.

         Section 5. COVENANTS. Anything in the Loan Agreement to the contrary notwithstanding, no party to the BofA Documents shall be deemed a Subsidiary or a Subsidiary Guarantor for purposes of the Loan Agreement.

         Section 6. MODIFICATION OF BofA DOCUMENTS. Neither the Borrower nor any Subsidiary (recognizing that this term now excludes OCM, CC and CP) will consent to or take any act resulting in any increase above $5,000,000 in the principal amount guaranteed by the Borrower's guaranty provided under the BofA Documents or the granting of any collateral security therefor with regard to Borrower's obligations to BofA without the prior consent of the Required Lenders (which consent the Required Lenders may withhold in their absolute discretion).

         Section 7. EVENT OF DEFAULT. The occurrence of and continuation of an "Event of Default" or "default" as defined under the BofA Documents after the expiration of the applicable cure period therefor shall be deemed an Event of Default.

         Section 8. RELEASE. The Administrative Agent hereby assigns, transfers, releases and delivers to the "Borrower" (as defined in the BofA Loan Agreement) all its right, title and interest of OCM, CC and CP in the Collateral (as defined under the Security Agreement, which includes the stock of CC and CP) and security granted under the patent and trademark security agreements dated as of June 25, 2001, but without any recourse, warranty or representation whatsoever. The Administrative Agent shall also execute and deliver to such Borrower such Uniform Commercial Code termination statements and other documentation as such Borrower shall reasonably request to effect the termination and release of the Liens on such Collateral, and will deliver the certificates it holds evidencing the stock of CC and CP. Such Borrower (OCM, CC and CP) shall no longer be deemed an Obligor under the Security Agreement or a Subsidiary Guarantor under the Loan Agreement. OCM, CC and CP are hereby released from any and all guaranties or other liability for the Borrower's indebtedness to the Lenders.

         Section 9. REPRESENTATIONS AND WARRANTIES. The Borrower represents and
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                                      -3-

warrants to the Lenders that the representations and warranties set forth in
Article IV of the Loan Agreement and Section 3 of the Warrant Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV and Section 3 to "this Agreement" included reference to this Amendment No. 3, except as to subsequent issuances of warrants to Lender, stock options to employees and consultants of the Borrower, and the capital stock (section 4.14 of the Loan Agreement) and acquisition and disposition transactions assented to previously by the Administrative Agent in writing.

         Section 10. CONDITIONS PRECEDENT. This Amendment No. 3 shall become effective as of the date hereof once it has been executed and delivered by each of the parties hereto.

         Section 11. DOCUMENTS. Prior to execution, the Administrative Agent has received the following documents:

                  (1) CORPORATE DOCUMENTS. Certified copies of the charter and by-laws (or equivalent documents) of each Obligor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the Effective Date pursuant to the Loan Agreement) and of all corporate authority for each Obligor (including board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment No. 3 and the Loan Agreement as amended hereby and the loans under the Loan Agreement as amended hereby and each other document to be delivered by each Obligor from time to time in connection with the Loan Agreement as amended hereby (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

                  (2) OPINION OF COUNSEL TO THE OBLIGORS. An opinion of Hale and Dorr LLP, counsel to the Obligors (each Obligor having instructed such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                  (3) INTERCREDITOR AGREEMENT. The Intercreditor Agreement dated the date hereof among the parties hereto and Bank of America, N.A. (the "INTERCREDITOR AGREEMENT").

                  (4) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Lender or special counsel to the Lenders has reasonably requested.

         Section 12. WAIVERS OF CERTAIN FINANCIAL COVENANTS. It is agreed that the requirement of compliance with Section 7.10 of the Loan Agreement is waived through March 30, 2002. For purposes of Section 7.10(g), Cash and Cash Equivalents of the Borrower shall be reduced by the outstanding amount of the amount of borrowings from BofA in excess of $2,500,000.

         Section 13. CONSIDERATION. On April 15, 2002, whether the Loan
Agreement
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                                      -4-

remains in effect and whether the Commitments have been terminated, the Borrower shall pay to each Lender its proportional share of a fee of $200,000 (in proportion to their respective Commitments). However, if on that date (other than by reason of the purchase of BofA's interests under Section 1(a) of the Intercreditor Agreement) either (i) OCM, CC and CP have again become Subsidiary Guarantors under the Loan Agreement, or (ii) the Borrower ceases to guarantee their obligations to BofA, this fee will be reduced to $100,000. In addition, if at any time between now and April 15, 2002 the outstanding amount of Revolving Loans exceeds $2,500,000, the Borrower will pay an additional fee in accordance with the following table:

        Highest excess of Revolving Loans over
                      $2,500.000                            Additional Fees
       ----------------------------------------             ---------------
       up to $1,000,000                                         $50,000
       from $1,000,000 to $2,000,000                            $75,000
       $2,000,000 and above                                    $100,000

In addition, if on April 15, 2002 the total amounts owing with respect to all Loans shall exceed $10,000,000, the Borrower will pay an additional fee of $100,000. At the option of the Administrative Agent, any such fee may be paid in immediately exercisable Term Warrants, at the rate of one warrant per dollar of fee.

         Section 14. MISCELLANEOUS. Except as herein provided, the Loan Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York. To the extent that any of the Loan Documents, the Warrant Agreement or any of the Warrants refers to the Loan Agreement, such reference shall mean the Loan Agreement as amended hereby.

                            [Signature pages follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

                                       STUDENT ADVANTAGE, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                       SUBSIDIARY GUARANTORS

                                       COLLEGE411.COM, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President



                                       STUDENT ADVANTAGE SECURITIES CORPORATION



                                       By   /s/ Raymond V. Sozzi, Jr.
                                            -------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President



                                       SCHOLARAID.COM, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President



                                       OCM DIRECT, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President



                                       CAREPACKAGES, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                       COLLEGIATE CARPETS, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                       LENDERS

                                        RESERVOIR CAPITAL PARTNERS, L.P.,
                                             individually and as Administrative
                                             Agent

                                        By:    Reservoir Capital Group, L.L.C.,
                                               General Partner


                                              By:  /s/ Gregg Zeitlin
                                                   -------------------------
                                                    Name:  Gregg Zeitlin
                                                    Title: Managing Partner



           Address for Notices:         650 Madison Avenue
                                        New York, NY 10022
                                        Attention: Craig Huff
                                        Telecopier No.: 212-610-9020

                                        RESERVOIR CAPITAL ASSOCIATES L.P.

                                        By:    Reservoir Capital Group, L.L.C.,
                                               General Partner



                                              By:  /s/ Gregg Zeitlin
                                                   -------------------------
                                                    Name:  Gregg Zeitlin
                                                    Title: Managing Partner



           Address for Notices:         650 Madison Avenue
                                        New York, NY 10022
                                        Attention: Craig Huff
                                        Telecopier No.: 212-610-9020


                                        RESERVOIR CAPITAL MASTER FUND L.P.

                                        By:    Reservoir Capital Group, L.L.C.,
                                               General Partner



                                              By:  /s/ Gregg Zeitlin
                                                   -------------------------
                                                    Name:  Gregg Zeitlin
                                                    Title: Managing Partner

           Address for Notices:         650 Madison Avenue
                                        New York, NY 10022
                                        Attention: Craig Huff
                                        Telecopier No.: 212-610-9020